SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

AMENDMENT NO. 1 TO

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 29, 2004

Wells Real Estate Fund III, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-18407	58-1800833
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia 30092-3365

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Real Estate Fund III, L.P. (the “Registrant”) hereby amends its Current Report on Form 8-K dated April 29, 2004 to provide the required pro forma financial statements relating to the sale of the Stockbridge Village Shopping Center on April 29, 2004, as described in such Current Report.

Item 7. Financial Statements and Exhibits

(b) Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Amendment No. 1 to Current Report on Form 8-K, filed herewith and incorporated herein by reference:

Wells Real Estate Fund III, L.P.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of March 31, 2004	F-2

Pro Forma Statement of Operations for the year ended December 31, 2003	F-3

Pro Forma Statement of Operations for the three months ended March 31, 2004	F-4

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND III, L.P.
(Registrant)

By:	WELLS CAPITAL, INC.
General Partner

By:	/s/ Leo F. Wells, III
Leo F. Wells, III
President

By:	/s/ Leo F. Wells, III
LEO F. WELLS, III
General Partner

Date: June 24, 2004

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WELLS REAL ESTATE FUND III, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund III, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2003 and quarterly report filed on Form 10-Q for the three months ended March 31, 2004.

The following unaudited pro forma balance sheet as of March 31, 2004 has been prepared to give effect to the sale of the Stockbridge Village Shopping Center by Fund III and Fund IV Associates (the “Joint Venture”) as if the disposition and distribution of net proceeds therefrom occurred on March 31, 2004. The Registrant holds an equity interest of approximately 57.2% in the Joint Venture, which owned 100% of the Stockbridge Village Shopping Center.

The following unaudited pro forma statements of operations for the year ended December 31, 2003, and three months ended March 31, 2004, have been prepared to give effect to the sale of the Stockbridge Village Shopping Center as if the disposition occurred on January 1, 2003. These pro forma statements of operations do not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Stockbridge Village Shopping Center if the transaction had occurred on January 1, 2003.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or actual results that would have been achieved had the disposition of the Stockbridge Village Shopping Center been consummated as of January 1, 2003.

WELLS REAL ESTATE FUND III, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

MARCH 31, 2004

(Unaudited)

	Wells Real Estate Fund III, L.P. Historical(a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Investment in joint ventures	$9,796,507	$(4,213,110	)(b)	$5,583,397
Cash and cash equivalents	1,202,078	6,879,238	(c)	8,081,316
Due from joint ventures	259,008	0		259,008

Total assets	$11,257,593	$2,666,128		$13,923,721

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable and accrued expenses	$18,069	$0		$18,069

Partners’ capital:
Limited partners:
Class A—19,635,965 units outstanding	11,239,524	2,178,323	(d)	13,417,847
Class B—2,544,540 units outstanding	0	487,805	(d)	487,805
General partners	0			0

Total partners’ capital	11,239,524	2,666,128		13,905,652

Total Liabilities and partners’ capital	$11,257,593	$2,666,128		$13,923,721

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q for the period ended March 31, 2004.
(b)	Reflects the Registrant’s interest in the basis of the net assets of the Stockbridge Village Shopping Center as of March 31, 2004. This adjustment would have been recorded by (a) increasing investment in joint ventures by $2,666,128 as a result of the Registrant’s portion of the gain that would have been recognized on the sale of the Stockbridge Village Shopping Center had the transaction occurred on March 31, 2004 and (b) decreasing investment in joint ventures by $6,879,238 as a result of the assumed distribution of net sale proceeds from the Joint Venture to the Registrant.
(c)	Reflects the Registrant’s proportionate share of net proceeds from the sale of the Stockbridge Village Shopping Center.
(d)	Reflects the Registrant’s proportionate share of the pro forma gain recognized on the sale of the Stockbridge Village Shopping Center.

See accompanying notes.

WELLS REAL ESTATE FUND III, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

(Unaudited)

	Wells Real Estate Fund III, L.P. Historical(a)	Pro Forma Adjustments		Pro Forma Total
REVENUES:
Equity in income (loss) of joint ventures	$111,833	$(649,723	)(b)	$(537,890)
Interest income	23,278	0		23,278

	135,111	(649,723)		(514,612)

EXPENSES:
Partnership administration	85,446	0		85,446
Legal and accounting	50,975	0		50,975
Other general and administrative	8,852	0		8,852

	145,273	0		145,273

NET LOSS FROM CONTINUING OPERATIONS	$(10,162)	$(649,723)		$(659,885)

NET LOSS FROM CONTINUING OPERATIONS ALLOCATED TO CLASS A LIMITED PARTNERS	$(10,162)	$(649,723)		$(659,885)

NET LOSS FROM CONTINUING OPERATIONS ALLOCATED TO CLASS B LIMITED PARTNERS	$0	$0		$0

NET LOSS FROM CONTINUING OPERATIONS PER CLASS A LIMITED PARTNER UNIT	$0.00			$(0.03)

NET LOSS FROM CONTINUING OPERATIONS PER CLASS B LIMITED PARTNER UNIT	$0.00			$0.00

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:

CLASS A	19,635,965			19,635,965

CLASS B	2,544,540			2,544,540

(a)	Historical financial information has been obtained from the Registrant’s annual report filed on Form 10-K for 2003.
(b)	Reflects equity in income (loss) of the Joint Venture earned by the Registrant related to the Stockbridge Village Shopping Center. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Stockbridge Village Shopping Center if the transaction had occurred on January 1, 2003.

See accompanying notes.

WELLS REAL ESTATE FUND III, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2004

(Unaudited)

	Wells Real Estate Historical(a)	Pro Forma Adjustments		Pro Forma Total
REVENUES:
Equity in income (loss) of joint ventures	$149,478	$(170,761	)(b)	$(21,283)
Interest income	2,909	0		2,909

	152,387	(170,761)		(18,374)

EXPENSES:
Partnership administration	22,029	0		22,029
Legal and accounting	10,024	0		10,024
Other general and administrative	512	0		512

	32,565	0		32,565

NET INCOME (LOSS)	$119,822	$(170,761)		$(50,939)

NET INCOME (LOSS) ALLOCATED TO CLASS A LIMITED PARTNERS	$31,008	$(170,761)		$(139,753)

NET INCOME ALLOCATED TO CLASS B LIMITED PARTNERS	$88,814	$0		$88,814

NET LOSS PER CLASS A LIMITED PARTNER UNIT	$0.00			$(0.01)

NET INCOME PER CLASS B LIMITED PARTNER UNIT	$0.03			$0.03

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:

CLASS A	19,635,965			19,635,965

CLASS B	2,544,540			2,544,540

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q for the period ended March 31, 2004.
(b)	Reflects equity in income (loss) of the Joint Venture earned by the Registrant related to the Stockbridge Village Shopping Center. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Stockbridge Village Shopping Center if the transaction had occurred on January 1, 2003.

See accompanying notes.

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